February 20, 2003                            December Quarter Semi-Annual Report

Dear Fellow Micro-Cap Limited Shareholder,

Although the December quarter represented a substantial improvement over last quarter's 20.5% decline, we underperformed relative to our benchmarks. Our quarterly performance was poor.

Fortunately, our strong relative performance in the prior two quarters was enough to give us an edge over each of our benchmarks for the full calendar year. Our life-to-date performance serves as a reminder of the longer-term historical success of this portfolio in both absolute and relative terms against each of our benchmarks. We beat the Russell 2000 Index in each of the last four calendar years. Only 37 of 643 small company funds had this consistent market-beating performance. Three of these 37 are Bridgeway funds.

According to data from Morningstar, the Micro-Cap Limited Portfolio ranked 973rd of 1,004 small company funds for the quarter, 354th of 965 for the last twelve months, and 117th of 746 over the last three years.

Performance Summary

TRANSLATION: We lagged our benchmarks in the quarter, but beat them for the full calendar year.

The graph below presents the quarterly and cumulative performance of our Portfolio and benchmarks since inception. We continue to lead all our benchmarks by a wide margin since inception, but we lost some ground in the December quarter.

GROWTH OF $10,000 INVESTED IN VARIOUS FUNDS AND INDEXES FROM 6/30/98 (INCEPTION) TO 12/31/02

                                    [CHART]

Fund / Index Name                        Total Value
-----------------------------------------------------
Bridgeway Micro-Cap Limited Portfolio      $23,936
CRSP Cap-based Portfolio 9 Index           $13,817
Russell 2000 Index                         $10,667
Lipper Small-Cap Stock Funds               $10,202

                                                      6/30/1998      9/30/1998     12/31/1998      3/31/1999      6/30/1999
MICRO-CAP LIMITED                   $  10,000.00      10,000.00       7,600.00      10,760.00       9,400.00      12,760.00
LIPPER SMALL CO. FUNDS              $  10,000.00      10,000.00       7,860.49       9,314.17       8,874.29      10,192.06
RUSSELL 2000 (SMALL GRWTH.STOCKS)   $  10,000.00      10,000.00       7,985.44       9,287.77       8,783.97      10,150.02
CRSP CAP-BASED PORTFOLIO 9          $  10,000.00      10,000.00       7,645.90       9,089.02       8,625.91      10,262.94


                                       9/30/1999     12/31/1999      3/31/2000      6/30/2000      9/29/2000     12/29/2000
MICRO-CAP LIMITED                      12,320.00      16,091.18      16,279.25      16,425.53      18,285.42      17,060.33
LIPPER SMALL CO. FUNDS                  9,966.09      13,183.13      14,658.81      13,786.31      14,250.51      12,314.59
RUSSELL 2000 (SMALL GRWTH.STOCKS)       9,508.25      11,262.04      12,059.82      11,603.99      11,732.28      10,921.81
CRSP CAP-BASED PORTFOLIO 9             10,043.35      12,314.30      14,255.32      12,848.54      13,197.52      10,661.42


                                       3/30/2001      6/30/2001      9/30/2001     12/31/2001      3/31/2002      6/30/2002
MICRO-CAP LIMITED                      17,370.12      21,950.52      18,454.36      22,212.62      23,306.95      23,935.61
LIPPER SMALL CO. FUNDS                 10,462.78      12,007.61       9,338.37      11,166.94      11,263.42      10,202.45
RUSSELL 2000 (SMALL GRWTH.STOCKS)      10,211.31      11,670.30       9,244.13      11,193.31      11,639.22      10,667.08
CRSP CAP-BASED PORTFOLIO 9             10,901.76      13,447.30      10,820.50      14,001.61      14,457.07      13,550.11


                                       9/30/2002     12/31/2002
MICRO-CAP LIMITED                      19,022.76      18,732.56
LIPPER SMALL CO. FUNDS                  8,283.48       8,776.63
RUSSELL 2000 (SMALL GRWTH.STOCKS)       8,384.30       8,900.55
CRSP CAP-BASED PORTFOLIO 9             10,258.04      11,356.56

The table below presents our December quarter, one-year, and life-to-date financial results according to the formula required by the SEC.


                                         December Qtr.          1 Year        Life-to-Date
                                            10/1/02             1/1/02          7/1/98 to
                                         to 12/31/02(5)      to 12/31/02     to 12/31/02(6)
                                         --------------      -----------     --------------
Micro-Cap Limited Portfolio(1)               -1.5%             -15.7%            15.0%
Lipper Small-Cap Stock Funds(2)               6.0%             -21.4%            -2.9%
Russell 2000 (small stocks)(3)                6.2%             -20.5%            -2.6%
CRSP Cap-Based Portfolio 9 Index(4)          10.7%             -18.9%             2.9%

(1) Returns listed in the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(2) The Lipper Small Cap Stock Funds is an index of small-cap funds compiled by Lipper Analytical Services, Inc.

(3) The Russell 2000 is an unmanaged index of small stocks, with dividends reinvested.

(4) The CRSP Cap-Based Portfolio 9 Index is an unmanaged index of 782 micro-cap companies compiled by the Center for Research in Security Prices, with dividends reinvested.

(5)  Periods less than one year are not annualized.

(6) Periods longer than one year are annualized. Past performance does not guarantee future returns.

Detailed Explanation of Quarterly Performance

TRANSLATION: With the exception of a few software stocks, technology and communications were strong December quarter performers. However, our overweighting of consumer cyclicals (especially retail), held us back significantly.

Unlike last quarter, the balance of gainers to losers tipped in our favor. Curiously, the stocks that had held up well from January through September lagged, and the ones that had been trounced came back strongly. This was especially true for technology and communications stocks. It's been a long time since we made money with Internet stocks. Three of ours gained more than 50%, which reflects the discipline of our quantitative models. While we avoided investing in many of the over-hyped Internet stocks in the "boom" (most had values outside our 9th decile anyway) we haven't been afraid to invest in the survivors chosen by our models. The following 10 stocks gained more than 30% in the quarter. Four of the top five were in the communications sector:

    Rank    Description                        Industry                % Gain
    ----    -----------                        --------                ------
     1      SupportSoft Inc                    Internet                79.3%
     2      Tumbleweed Communications Corp     Internet                70.3%
     3      America Service Group Inc          Healthcare-Services     56.9%
     4      SafeNet Inc                        Telecommunications      56.1%
     5      Digital River Inc                  Internet                55.8%
     6      Tegal Corp                         Semiconductors          50.3%
     7      Point.360                          Media                   46.4%
     8      CCC Information Services Group     Software                35.7%
     9      K2 Inc                             Leisure Time            34.3%
     10     PAM Transportation Services        Transportation          32.1%

Since the end of the quarter, he have sold Advanced Lighting Technologies Inc. VitalWorks, a healthcare management provider (and associate software) firm, declined 56% in one day on a corporate forecast of more modest earnings growth. Although VitalWorks cost our Portfolio 1.5% in performance for the quarter, at this price, we still like it. Here are the three stocks which declined at least 30%:

    Rank    Description                           Industry                               % Loss
    ----    -----------                           --------                               ------
     1      Advanced Lighting Technologies Inc    Electrical Components & Equipment      -60.1%
     2      VitalWorks Inc                        Software                               -47.0%
     3      Nash Finch Co                         Food                                   -46.9%

In addition to these few stocks, a number of our retail stocks (Shoe Carnival, Jo-Ann Stores, and Party City) performed particularly poorly, holding back our December quarter performance.

Top Ten Holdings

On December 31, 2002 our top ten holdings represented 34.3% of Portfolio net assets. Only one stock represented more than 5% of net assets. For the second quarter in a row, Chattem Inc. remains our top holding. Here are the top ten holdings at the end of December:


                                                                              Percent of
   Rank     Description                            Industry                   Net Assets
   ----     -----------                            --------                   ----------

     1      Chattem Inc                            Cosmetics/Personal Care       5.1%
     2      Sharper Image Corp                     Retail                        4.9%
     3      Jo-Ann Stores Inc                      Retail                        4.2%
     4      Port Financial Corp                    Savings & Loans               3.4%
     5      Neoforma Inc                           Internet                      3.2%
     6      Angelica Corp                          Textiles                      2.9%
     7      American Medical Security Group Inc    Healthcare-Services           2.8%
     8      Meritage Corp                          Home Builders                 2.6%
     9      Immucor Inc                            Healthcare-Products           2.6%
    10      Landry's Restaurants Inc               Retail                        2.6%
                                                                                -----
                                                                                34.3%

Who's Who? or A Short Lesson in Mutual Fund Industry Structure

The Micro-Cap Limited Portfolio is one of seven portfolios under the umbrella of the series mutual fund, Bridgeway Fund, Inc. The Board of Directors, on your (the shareholder's) behalf, hires an investment adviser to 1) manage the assets in the fund, 2) communicate with shareholders, 3) contract with other service providers (such as auditors, a custodian of securities, an administrator for state filings), and 4) pay the bills in conducting the business of the Portfolio. The investment adviser for the Fund is Bridgeway Capital Management, Inc. Essentially, Bridgeway Capital Management provides personnel and services to the Fund to invest its assets and manage its business.

With that explanation in mind, I thought you might like to know more about your investment adviser, Bridgeway Capital Management. (In addition to the Prospectus, the Statement of Additional Information is the legal document that provides great detail on the Fund and the adviser. It can be downloaded from our website, www.bridgewayfund.com or sent to you by mail - by calling 1-800-661-3550.)

There are many changes going on in the mutual fund industry, with funds consolidating or even shutting down. However, I want you to know that your investment adviser is currently in good corporate health. I am very pleased with the performance of our organization as we continue to demonstrate the value of cost control and a consistent investment approach.

Here are some of the calendar year 2002 highlights for Bridgeway Capital
Management:

     o Total assets under management at Bridgeway were $522 million at year end, up very slightly from one year ago.

     o We ended the year with a 4.7 out of 5.0 overall fund family score from Morningstar. The average fund family rating is 3.0.


     o We beat our market benchmark for each of our seven Bridgeway Fund portfolios and our peer group for six out of seven. See the longer time periods in the chart below.

     o We ended the year with 16 staff members, up from 11 at the start of 2002.

     o We remained committed to our promise of giving away half of our profits to charity through the Bridgeway Foundation and surpassed $1 million in donations for the year.

                        BRIDGEWAY FUND FAMILY PERFORMANCE
       (Shading indicates that fund performance exceeded its benchmark and peer group in that time period)

                                         Ticker                                        Since       Date of
Portfolio                                Symbol     1 year     3 years     5 years    Inception    Inception
---------                                ------     ------     -------     -------    ---------    ---------
Aggressive Investors 1                   BRAGX      -18.0%       -6.1%      16.8%       20.2%       8/5/1994
S&P 500 Index                                       -22.1%      -14.6%      -0.6%       10.0%
Lipper Capital Appreciation Funds                   -24.0%      -17.7%      -1.5%        6.8%

Aggressive Investors 2                   BRAIX      -19.0%         N/A        N/A      -13.6%      10/31/2001
S&P 500 Index                                       -22.1%         N/A        N/A      -13.3%
Lipper Capital Appreciation Funds                   -24.0%         N/A        N/A      -14.0%

Ultra-Small Company                      BRUSX        4.2%       13.5%      12.3%       19.1%       8/5/1994
CRSP "10" Index                                      -6.0%        3.6%       4.8%       10.5%
Lipper Small Company Funds                          -21.4%      -12.7%      -1.4%        6.8%

Micro-Cap Limited                        BRMCX      -15.7%        5.2%        N/A       15.0%       7/1/1998
CRSP "9" Index                                      -18.9%       -2.7%        N/A        2.9%
Lipper Small Company Funds                          -21.4%      -12.7%        N/A       -2.9%

Ultra-Large 35 Index Portfolio           BRLIX      -18.0%      -14.1%       2.8%        2.6%       7/31/1997
S&P 500 Index                                       -22.1%      -14.6%      -0.6%       -0.1%
Lipper Growth & Income                              -17.9%       -8.6%      -0.6%       -0.2%

Ultra-Small Co. Tax Advantage            BRSIX        4.9%        9.4%      11.1%       10.1%       7/31/1997
CRSP "10" Index                                      -6.0%        3.6%       4.8%        5.5%
Russell 2000 Index                                  -20.5%       -7.5%      -1.4%       -0.2%

Balanced                                 BRBPX       -3.5%         N/A        N/A       -3.8%       6/30/2001
Balanced Benchmark*                                  -4.7%         N/A        N/A       -2.9%
Lipper Balanced Fund Index                          -10.7%         N/A        N/A       -8.2%


* Balanced Benchmark is a combined index of which 40% reflects the S&P 500 Index (an unmanaged index of large companies with dividends reinvested) and 60% the Bloomberg/ EFFAS U.S. Government 1-3 year Total Return Bond Index.

Here are a couple of other ways we like to measure ourselves:

Bridgeway 7, Morningstar 1

TRANSLATION: Bridgeway's portfolios beat the record of Morningstar's "analyst picks" seven out of eight times in 2001 and 2002.

A couple of years ago Morningstar deviated from just ranking and reporting on funds to publishing analyst "favorite picks" by fund category. Given Morningstar's emphasis on low expenses, tax-efficiency, shareholder friendly policies, and risk-adjusted performance, I was disappointed that Bridgeway didn't make any of these lists. So, I thought I'd just make a friendly competition: Morningstar's "style box" analyst picks versus the Bridgeway portfolio(s) that fall(s) in same "style box." (A style box seeks to identify somewhat comparable funds based on company size and growth or value orientation.) A kind of "apples to apples" competition of picks. I pick Bridgeway, Morningstar picks whatever funds their analysts like. Bridgeway has portfolios in four different style boxes. Here's the result of 2001 and 2002:

                                    2001
                                    ----
                     Value          Blend          Growth
                 ------------    -----------    ------------
Large                            Morningstar
                                    -12.7%
                                    BRLIX
                                    -9.1%
                                                 Morningstar
Mid                                                -22.6%
                                                    BRAGX
                                                   -11.2%
                  Morningstar    Morningstar
Small                14.8%           4.9%
                  BRSIX/BRUSX       BRMCX
                     29%(1)          30.2%


                                    2002
                                    ----
                    Value           Blend          Growth
                 ------------    -----------    ------------
Large                            Morningstar
                                   -23.0%
                                    BRLIX
                                   -18.0%
                                                 Morningstar
Mid                                                -25.9%
                                                BRAGX/BRAIX(2)
                                                   -18.5%1
                 Morningstar     Morningstar
Small               -7.7%           -9.0%
                 BRSIX/BRUSX        BRMCX
                    4.6%1          -15.7%

________________________________________________________________________________
(1) The percentage is the simple average of the performance of the two Bridgeway portfolios.

(2) The Aggressive Investors 2 Portfolio had its first 12-month performance record in 2002.

In eight contests (four categories for two years), Bridgeway has a seven and one record. The one time we did not beat the picks was with Micro Cap Limited in 2002--which was down 15.7% but still ahead of the style-box average of -16.2%. However, Bridgeway has beaten the style-box average in each competition over the last 2 years, while Morningstar has not. I'll let you know how we do in 2003 this time next year.

Bridgeway 78, Largest Fund Families 2 (60 to 0 in last 3 years)

TRANSLATION: We beat the big guys again in 2002. We have compared our aggregate fund performance to that of each of the largest 20 fund families for the last four years, or 80 comparisons. In all but two of those tests we prevailed, hence, Bridgeway 78, largest fund families 2.

After the end of the calendar year, several periodicals publish a comparison of the performance rankings of the top fund families. These tables invariably focus on the fund families with the most assets under management, rather than the fund families with the best performance records.

Anyway, for the last four years I've played the game: "Where would Bridgeway fit in by performance if we were included in the ranking with the largest firms?" I took the asset-weighted average of all the domestic equity funds for the largest twenty companies and compared it against the asset-weighted average of all the Bridgeway Funds. In 1999, we beat all but 2 fund families. Then, as we grew, we got better. In 2000 and 2001, we beat all the fund families. Now I am pleased to say, we beat the top 20 in 2002 - and by a substantial margin. I'm very proud of our record. I don't think we can compete with the biggest fund companies on marketing and advertising, but I'm sure happy to stand toe to toe on investment performance, cost management, and tax efficiency.

Manager's Musings on 2002

This past year certainly is memorable for many reasons. While the world still remains in political tension on many fronts, we can all hope that we have seen the worst of corporate scandals pass us by and that this new year brings us the economic growth we have been waiting for. In 2002, world events and strained economic markets have certainly left an indelible mark on almost every individual's investments. The average US stock fund was down 22.4%, and only 3.8% of the US stock funds made money for the year.

I rarely comment extensively on the overall market, since my own strategy is to engage in no market timing. Put another way, my preferred strategy for timing the stock market is to invest when you first have money available to invest. (Technically, of course, there is always a better time. It's just that you don't know beforehand, and the vast majority of people destroy value as they try to time it just right.)

So here's my one-minute diatribe on the market in 2002, borrowed from the Wall Street Journal: "Corporate scandals, a weak economy and lousy earnings combined to drive down every market sector."

That pretty much sums it up. OK. It was less than one minute. Time to return to 2003 and to managing our portfolio.

Buying Rear View Mirror Performance

TRANSLATION: Chasing recent hot performance is likely a good formula for financial disaster.

One of the saddest things about the investment community is that practically the whole system feeds a buy high, sell low mentality. Investors focus on historical three year, (more often) one year, or even shorter timeframes. Journalists write most frequently about managers who have performed the best over these same time periods. Many brokers push the same recent "winners." Investment management firms pour their advertising budgets and sales pitches into the products that have performed the best recently. Rating agencies rate funds statistically, only to fall into the same trap when it's time to recommend specific funds. Each party can claim that it's not their fault. For example, investors can blame the management firms or brokers that pushed a product or a specific article touting a product, or a barrage of sales literature. Journalists ultimately have to write about what sells. Management firms aren't going to spend advertising dollars on recently poorer performing funds that won't sell.

Let me illustrate this point with a couple of thought-provoking studies on the damage of "chasing the hot fund" that have been completed over the last 10 years. Morningstar studied 199 no-load growth mutual funds over the period 1989-1994. Their findings showed that while the average annual return for these funds over this period was 12.0%, the average mutual fund investor received a return of just 2.0%. How can this be? Well, over this same time period the average mutual fund investor only held their fund for 21 months as they jumped in and out, or across funds. This market timing cost them 10% return. Another popular study done by Dalbar on investors in equity mutual funds from 1984-1996 found that investors on average earned 10% less than the funds over the same period. Their conclusions were the same. As people tried to hop to the hottest fund they basically destroyed value. These are only two of the many studies that have shown that chasing the rear-view mirror performance is not a good strategy. Nevertheless, it is our human nature to invest after recent strong performance (buy high), then sell when things pull back (sell low). How can you avoid it? Keep a long-term perspective.

While I don't know the specifics of your situation and thus can't offer specific investment advice, I do recommend setting a diversified, appropriate long term asset allocation plan (matching the timeframe of the investment with the timeframe of when the money will be needed and the investment objective of the portfolio), writing it down, then sticking with it. As I reported in the shareholder letter one year ago, I target a set percentage of my own investments in certain Bridgeway portfolios that I believe are most appropriate for my needs. This forces me to invest new money into the portfolios that have gone down the most in price and occasionally to rebalance, taking money out of the portfolios that have done the best in favor of the ones that haven't. (Obviously, this doesn't work if you haven't both picked a good fund family and appropriate products.)

Here's an interesting hypothesis. Simply invest each year in the Bridgeway portfolio that has done the poorest over the previous three-year period. The results are pretty interesting. If you followed this strategy starting five years ago (the first year we had a three-year record), $10,000 would have turned in to $21,521. If you followed the opposite strategy, investing in our fund with the best trailing three-year record, $10,000 would have turned into $10,732. Now, this is an interesting exercise that demonstrates the perils of chasing recent hot performance. It is not statistically significant--five years is not enough data upon which to base an investment strategy--and I still recommend choosing funds in accordance with your investment needs as I will discuss below. Incidentally, $10,000 invested in the Aggressive Investors 1 Portfolio and left alone for the last five years would have grown to $21,761, beating the switching strategy, which could potentially incur additional trading costs and taxes.

Know where you are and where you are going

As down markets can cause investors to make costly decisions based on short-term information, what can even make things worse for investors is when their money managers react in this manner. I realize that not all of you have all of your money in Bridgeway portfolios, so I do want to address the broader market as you look at all your investments. If you are taking the time to develop a long-term investment plan, then you really want to know that the investments you chose are managed the way you want. You probably don't want a manager who is wishy-washy about his strategy and throws off your investment planning. Most shareholders want clear, straight talk from that manager--for better or for worse. Here are some quotes from recent shareholder letters of other firms:

Statement: Whatever the investment goal, now more than ever it's going to take a new way of thinking about money and investing.
Translation: That didn't work so well, guess I'll try something else.

Statement: This was a terrible year for the stock market. . . [blah, blah, blah on the market. . .]
Translation: I don't want to talk about the fund; let's talk about the market.

Statement: In recent years returns have sustained significant gains and losses due to market volatility in the technology sector. [This is literally the only sentence in this tech fund semi-annual report to explain an 80% drop over three years.]

Translation: There actually haven't been any gains for three years. I'm so stunned I have nothing to say.

You can count on Bridgeway for commitment, discipline, and communication. We put each of our portfolios together with a lot of thought--always with shareholders in mind--and we stick to our strategies. We want you to know where you are and where you are going year after year.

Finally, a quote from another fund manager whose investing style is way out of favor but, I believe to his credit, is staying the course:

Statement: Every time we think that the market couldn't possibly get any worse, it gets worse. . . . Throughout these difficult times, we remain fully invested in emerging growth companies. Translation: The pain threshold for me and my shareholders is off the charts, but this is not the time to change tactics in favor of something I know nothing about.

Quote of the Quarter

     Markets fluctuate from greed to fear. We were in the greed phase, and now we're in the fear phase. This creates great opportunities for investors, not speculators.

The short passage above is by Robert B. Menschel, "Markets, Mobs and Mayhem: A Modern Look at the Madness of Crowds," as quoted in the New York Times, December 29, 2002. His is a perspective I rather agree with. What is most notable is that it appeared adjacent to an article on exchange traded funds, including a picture of an investor with the following caption:

     Norman Blankstein, a retiree, says exchange-traded funds let him trade throughout the day and use stop-loss orders. The funds have been attracting more individual investors.

I can't imagine what value added exchange traded funds can provide long-term investors by allowing them to trade during the day. Sounds a bit like speculation.

Socking it away at Starbucks

One of the steps of a recently published investment strategy states: "Figure out how much (more) you can save each month." This is an important part of anyone's investment plan. The author gives an interesting example. "I have friends who spend $90 a week at Starbuck's. Brew it at home and you're $90 ahead." I couldn't believe anyone would spend $90 at Starbucks. Then I figured out I had spent something on the order of $50 just the previous week at Starbucks and I don't even drink coffee. I guess at least it's good that I own it in one of the funds I manage. Finding places to save doesn't necessarily mean giving up your favorite beverage, or sport, or vehicle, but there are certainly areas where we can cut expenses in order to save. Committing to a regular investment plan has proven a great way to build up a nest egg over time.

Summary of perspectives on 2003

As we go into 2003 we all have a lot to think about. Again, I don't know your personal situation but here are some basic guidelines to keep in mind:

     o    Don't panic. Set an investment course and stay on it.

     o Know your fund and your fund's manager so that you know where you are going.

     o Avoid rear view mirror decision-making. The SEC makes us remind you that "past performance doesn't guarantee future results" for this reason.

     o Save and invest. If you want to accumulate wealth, you can't just rely on the markets (as we have all seen lately).

Finally, let's all hope that we will see a period with many fewer corporate scandals, an improving economy, and improving earnings in 2003.

Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding or portfolio applies only as of the quarter end, December 31, 2002; security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Conclusion

As always, we appreciate your feedback. I received one disturbing letter last quarter from a shareholder who suggested we had "abandoned the little guy." It turns out to have been a misunderstanding concerning the closing of the Portfolio in which he was a shareholder. Since the holdings of the vast majority of our shareholders are modest (by industry standards) in size, I'd like to assure everyone that we work hard on performance and seek to serve the interest of all our current shareholders. I'll always have a "soft spot" for those who found us early and were willing to invest money before we had established our track record. Of course, by that criterion, probably all our shareholders fall into that category. In conclusion, we take your feedback seriously and discuss them at our weekly staff meetings. Please keep your ideas coming--both favorable and critical. Send an email message to mail@bridgewayfund.com.

Sincerely,

/s/ JOHN MONTGOMERY
John Montgomery

                              BRIDGEWAY FUND, INC.
                           MICRO-CAP LIMITED PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS, unaudited
                     Showing percentage of total net assets
                                December 31, 2002

INDUSTRY      COMPANY                                       SHARES          VALUE
--------      -------                                     ---------     -------------
Common Stock - 99.8%
     Apparel - 1.1%
              Steven Madden Ltd *                           27,000        $  487,890

     Auto Parts & Equipment - 1.5%
              Standard Motor Products Inc                   18,800           244,400
              Tenneco Automotive Inc *                      97,800           395,112
                                                                         -----------
                                                                             639,512
     Banks - 8.3%
              Bank of the Ozarks Inc                         9,600           225,024
              First National Corp                            6,380           153,120
              Granite State Bankshares Inc                  16,100           703,409
              IBERIABANK Corp                               10,390           417,262
              LSB Bancshares Inc                             1,400            22,680
              Oak Hill Financial Inc                         9,800           209,416
              Old Second Bancorp Inc                        12,300           455,100
              Peoples Bancorp Inc                           11,330           290,048
              Republic Bancorp Inc                          14,800           166,796
              South Financial Group Inc                        900            18,601
              Wintrust Financial Corp                       31,050           972,486
                                                                         -----------
                                                                           3,633,942
     Commercial Services - 1.4%
              Gaiam Inc *                                   24,100           249,917
              Right Management Consultants Inc *            29,000           384,250
                                                                         -----------
                                                                             634,167
     Computers - 0.9%
              Talx Corp *                                   29,500           381,140

     Cosmetics/Personal Care - 5.1%
              Chattem Inc *                                110,200         2,264,610

     Diversified Financial Services - 2.4%
              American Home Mortgage Hldgs Inc              32,000           352,000
              Portfolio Recovery Associates Inc *           21,000           383,271
              World Acceptance Corp *                       41,200           313,532
                                                                         -----------
                                                                           1,048,803
     Electric - 1.2%
              Central Vermont Public Service Corp           27,700           506,356

     Electronics - 1.0%
              Badger Meter Inc                               1,200            38,520
              Daktronics Inc *                              31,200           417,456
                                                                         -----------
                                                                             455,976
     Gas - 0.2%
              SEMCO Energy Inc                              11,000            67,100

     Healthcare-Products - 10.5%
              Cantel Medical Corp *                         20,000           253,200
              Hanger Orthopedic Group Inc *                 48,000           631,200
              HealthTronics Surgical Services Inc *         90,100           721,791
              Immucor Inc *                                 56,200         1,138,050
              Lifeline Systems Inc *                         4,300            96,449
              Medamicus Inc *                               90,000           760,500
              Merit Medical Systems Inc *                   26,750           532,860
              NMT Medical Inc *                             70,000           212,100
              Synovis Life Technologies Inc *               28,300           254,417
                                                                         -----------
                                                                           4,600,567
     Healthcare-Services - 4.9%
              America Service Group Inc *                   25,000           422,500
              American Medical Security
                 Group Inc *                                87,800         1,227,444
              Bioreliance Corp *                            22,500           521,325
                                                                         -----------
                                                                           2,171,269
     Home Builders - 3.1%
              Dominion Homes Inc *                          16,400           233,700
              Meritage Corp *                               34,100         1,147,465
                                                                         -----------
                                                                           1,381,165
     Household Products/Wares - 0.4%
              New England Business Svc Inc                   6,800           165,920

     Insurance - 0.1%
              ANFI Inc                                       2,800            41,300

     Internet - 7.9%
              Digital River Inc *                           44,700           534,165
              Insweb Corp *                                 12,148            19,716
              Marketwatch.com Inc *                         13,600            66,518
              Neoforma Inc *                               118,600         1,417,270
              Netbank Inc *                                 39,915           386,382
              SupportSoft Inc *                             83,700           329,778
              Tumbleweed Communications Corp *              51,700            80,187
              j2 Global Communications Inc *                34,200           651,168
                                                                         -----------
                                                                           3,485,184
     Iron/Steel - 0.8%
              Steel Technologies Inc                        21,000           356,160

     Leisure Time - 0.5%
              K2 Inc *                                      25,400           238,760

     Machinery-Diversified - 1.1%
              Cascade Corp                                  31,000           494,450

     Media - 0.8%
              Courier Corp                                   5,900           270,456
              Point.360 *                                   40,500            74,075
                                                                         -----------
                                                                             344,531
     Miscellaneous Manufacturing - 0.6%
              Ameron International Corp                      5,100           281,265

     Oil & Gas - 0.1%
              Giant Industries Inc *                        22,000            64,900

     Pharmaceuticals - 0.2%
              Bentley Pharmaceuticals Inc *                  9,800            78,890
              Hi-Tech Pharmacal Co Inc *                       300             7,695
                                                                         -----------
                                                                              86,585
     Retail - 22.2%
              Blair Corp                                    14,200           331,144
              Cash America International Inc                84,800           807,296
              Gart Sports Co *                              27,300           528,255
              JOS A Bank Clothiers Inc *                    50,100         1,068,132
              Jo-Ann Stores Inc Class A *                   79,900         1,835,303
              Jo-Ann Stores Inc Class B *                   15,800           305,572
              Landry's Restaurants Inc                      53,000         1,125,720
              Mothers Work Inc *                            16,700           588,341
              Party City Corp *                             44,300           531,600
              Sharper Image Corp *                         124,200         2,164,806
              TBC Corp *                                    23,700           284,637
              Total Entertainment Rest Corp *               24,500           205,800
                                                                         -----------
                                                                           9,776,606
     Savings & Loans - 9.2%
              Hudson River Bancorp                           9,300           230,175
              Port Financial Corp                           33,300         1,485,846
              Provident Financial Hldgs                      3,800           100,624

                              BRIDGEWAY FUND, INC.
                           MICRO-CAP LIMITED PORTFOLIO
             SCHEDULE OF PORTFOLIO INVESTMENTS, unaudited, continued
                     Showing percentage of total net assets
                                December 31, 2002

INDUSTRY      COMPANY                                       SHARES          VALUE
--------      -------                                     ---------     -------------
     Savings & Loans, continued
               Quaker City Bancorp Inc *                    13,300          $437,969
               St Francis Capital Corp                      29,500           690,890
               Sterling Financial Corp *                    24,200           455,444
               WSFS Financial Corp                          10,800           356,076
               Warwick Community Bancorp Inc                 9,800           277,634
                                                                         -----------
                                                                           4,034,658
     Software - 6.2%
               CCC Information Services Group *             28,281           501,404
               Group 1 Software Inc *                       31,700           378,815
               Pegasystems Inc *                            76,200           389,382
               Quality Systems Inc *                        22,600           454,260
               Unify Corp *                                543,035           217,214
               VitalWorks Inc *                            205,600           791,560
                                                                         -----------
                                                                           2,732,635
     Telecommunications - 3.2%
               Ectel Ltd *                                  23,953           191,624
               SafeNet Inc *                                13,600           344,760
               Talk America Holdings Inc *                 153,800           861,280
               Tessco Technologies Inc *                     2,900            26,825
                                                                         -----------
                                                                           1,424,489
     Textiles - 2.9%
               Angelica Corp                                62,800         1,296,820
     Transportation - 1.9%
               CHC Helicopter Corp                          10,500          $189,945
               PAM Transportation Services *                25,300           637,813
                                                                         -----------
                                                                             827,758
                                                                         ===========

     Total Common Stock (Identified Cost $39,176,363)                     43,924,518
                                                                         ===========
Total Investments - 99.8%                                                $43,924,518

Other Assets and Liabilities, net - 0.2%                                      97,156

                                                                         ===========
Total Net Assets - 100.0%                                                $44,021,674
                                                                         ===========

* Non-income producing security as no dividends were paid during the period from July 1, 2002 to December 31, 2002.

** The aggregate identified cost on a tax basis is $39,194,474. Gross unrealized appreciation and depreciation were $7,641,704 and $2,893,549, respectively, or net unrealized appreciation of $4,748,155.

See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - MICRO-CAP LIMITED PORTFOLIO
                 STATEMENT OF ASSETS AND LIABILITIES (unaudited)
                             As of December 31, 2002

ASSETS:
      Investments at value (cost - $39,176,363)                                            $43,924,518
      Receivable for investments sold                                                          471,313
      Receivable for shares sold                                                                   537
      Receivable for interest                                                                      227
      Receivable for dividends                                                                  12,234
      Receivable from adviser                                                                    6,020
      Prepaid expenses                                                                           7,699
      Deferred organization costs                                                                  965
                                                                                           -----------
            Total assets                                                                    44,423,513
                                                                                           -----------
LIABILITIES:
      Bank overdraft                                                                           101,167
      Payable for shares redeemed                                                                9,523
      Payable for investments purchased                                                        209,292
      Accrued expenses                                                                          81,857
            Total liabilities                                                                  401,839
                                                                                           -----------
      NET ASSETS (6,004,497 SHARES OUTSTANDING)                                            $44,021,674
                                                                                           ===========
      Net asset value, offering and redemption price per share ($44,021,674/6,004,497)           $7.33
                                                                                           ===========

NET ASSETS REPRESENT:
      Paid-in capital                                                                      $40,619,365
      Undistributed net realized loss                                                       (1,345,846)
      Net unrealized appreciation of investments                                             4,748,155
                                                                                           -----------
      NET ASSETS                                                                           $44,021,674
                                                                                           ===========

See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - MICRO-CAP LIMITED PORTFOLIO
                       STATEMENT OF OPERATIONS (unaudited)
                   For the six months ended December 31, 2002

INVESTMENT INCOME:
      Dividends                                                               $135,103
      Interest                                                                   2,369
                                                                          ------------
            Total income                                                       137,472
                                                                          ------------
EXPENSES:
      Management fees                                                          379,926
      Accounting fees                                                           95,979
      Audit fees                                                                 7,676
      Custody                                                                   21,198
      Amortization of organization costs                                           965
      Insurance                                                                  1,475
      Legal                                                                      2,264
      Registration fees                                                          3,136
      Directors' fees                                                              353
      Miscellaneous                                                                164
                                                                          ------------
            Total expenses                                                     513,136
      Less fees waived                                                         (61,982)
                                                                          ------------
            Net expenses                                                       451,154
                                                                          ------------
NET INVESTMENT LOSS                                                           (313,682)
                                                                          ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
      Net realized loss on investments                                      (1,327,566)
      Net change in unrealized appreciation                                (10,939,933)
                                                                          ------------
      Net realized and unrealized gain                                     (12,267,499)
                                                                          ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      ($12,581,181)
                                                                          ============

See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - MICRO-CAP LIMITED PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS


                                                                   SIX MONTHS ENDED       YEAR ENDED
                                                                   DECEMBER 31, 2002     JUNE 30, 2002
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
      Net investment loss                                              $(313,682)           $(657,989)
      Net realized gain (loss) on investments                         (1,327,566)           5,373,386
      Net change in unrealized appreciation                          (10,939,933)             381,829
                                                                     -----------          -----------
          Net increase resulting from operations                     (12,581,181)           5,097,226
                                                                     -----------          -----------
      Distributions to shareholders:
          From net investment income                                           0                    0
          From realized gains on investments                          (4,007,961)          (2,645,897)
                                                                     -----------          -----------
            Total distributions to shareholders                       (4,007,961)          (2,645,897)
FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                                       967,226            7,856,115
      Reinvestment of dividends                                        3,977,514            2,430,131
      Cost of shares redeemed                                         (2,721,175)          (5,801,273)
                                                                     -----------          -----------
          Net increase from Fund share transactions                    2,223,565            4,484,973
                                                                     -----------          -----------
          Net increase in net assets                                 (14,365,577)           6,936,302
NET ASSETS:
      Beginning of period                                             58,387,251           51,450,949
                                                                     -----------          -----------
      End of period                                                  $44,021,674          $58,387,251
                                                                     ===========          ===========


Number of Fund shares:
      Sold                                                               118,376              842,100
      Issued on dividends reinvested                                     533,179              265,298
      Redeemed                                                          (329,116)            (613,921)
                                                                     -----------          -----------
          Net increase                                                   322,439              493,477
      Outstanding at beginning of period                               5,682,058            5,188,581
                                                                     -----------          -----------
      Outstanding at end of period                                     6,004,497            5,682,058
                                                                     ===========          ===========

See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - MICRO-CAP LIMITED PORTFOLIO
                        FINANCIAL HIGHLIGHTS (unaudited)
                 (for a share outstanding throughout the period)

                                                                                                YEAR ENDED
                                                     SIX MONTHS ENDED   ------------------------------------------------------------
                                                     DECEMBER 31, 2002  JUNE 30, 2002   JUNE 30, 2001   JUNE 30, 2000  JUNE 30, 1999
PER SHARE DATA
      Net asset value, beginning of period               $     10.28    $      9.92     $      7.86     $      6.38    $      5.00
                                                         -----------    -----------     -----------     -----------    -----------
      Income (loss) from investment operations:
          Net investment loss                                  (0.06)         (0.12)          (0.05)          (0.09)         (0.06)
          Net realized and unrealized gain                     (2.16)          0.96            2.53            1.87           1.44
                                                         -----------    -----------     -----------     -----------    -----------
               Total from investment operations                (2.22)          0.84            2.48            1.78           1.38
                                                         -----------    -----------     -----------     -----------    -----------
      Less distributions to shareholders:
          Net investment income                                 0.00           0.00            0.00            0.00           0.00
          Net realized gains                                   (0.73)         (0.48)          (0.42)          (0.30)          0.00
                                                         -----------    -----------     -----------     -----------    -----------
               Total distributions                             (0.73)         (0.48)          (0.42)          (0.30)          0.00
                                                         -----------    -----------     -----------     -----------    -----------
      Net asset value, end of period                     $      7.33    $    $10.28     $     $9.92     $     $7.86    $     $6.38
                                                         ===========    ===========     ===========     ===========    ===========

TOTAL RETURN [1]                                               (21.7)%          9.0%           33.6%           28.7%          27.6%

RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period                          $44,021,674    $58,387,251     $51,450,949     $24,773,145    $13,932,016
      Ratios to average net assets: [2]
          Expenses after waivers and
             reimbursements                                     1.90%          1.90%           1.90%           1.90%          1.54%
          Expenses before waivers and
             reimbursements                                     2.16%          1.94%           2.09%           2.36%          1.54%
          Net investment income (loss)
              after waivers and reimbursements                 (1.32)%        (1.22)%         (0.62)%         (1.25)%        (1.20)%

      Portfolio turnover rate [2]                               82.2%         125.0%           74.3%           86.7%         117.0%

[1]  Not annualized for periods less than a year.
[2]  Annualized for periods less than a year.

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                           MICRO-CAP LIMITED PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (unaudited)


1.     Organization:

       Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end investment management company.

       The Fund is organized as a series fund with seven portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. On October 31, 2000, the Social Responsibility Portfolio was merged into a new fund, the Calvert Large Cap Growth Fund. On March 31, 2001 the Fund changed the name of the Ultra-Small Index Portfolio to the Ultra-Small Company Tax Advantage Portfolio. On June 30, 2001, the Fund added the Balanced Portfolio. On October 31, 2001 the Fund changed the name of the Aggressive Growth Portfolio to the Aggressive Investors 1 Portfolio and added the Aggressive Investors 2 Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

       On November 21, 2001 the Aggressive Investors 1 Portfolio closed to new investors. On December 10, 2001 the Ultra-Small Company Portfolio closed to all investors.

       The Micro-Cap Limited Portfolio was offered to the public beginning June 22, 1998 in accordance with the subscription offering. Until July 1, 1998 the portfolio's operations were restricted to accepting subscription funds. On July 1, 1998 the Portfolio began investing in micro-cap stocks and commenced other operations. The Portfolio closed to new investors when net assets exceeded $27.5 million on August 21, 2000 closed to all investors on January 7, 2002.

       Bridgeway Capital Management, Inc. (the "Adviser") is the adviser to the Fund.

2.     Significant Accounting Policies:

       The following is a summary of significant accounting policies followed in the preparation of financial statements.

       Securities Valuation

       Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

       Deferred Organization Costs

       Deferred organization costs are amortized on a straight-line basis over five years.

                              BRIDGEWAY FUND, INC.
                           MICRO-CAP LIMITED PORTFOLIO
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued


2.     Significant Accounting Policies, Continued:

       Distributions to Shareholders

       Distributions to shareholders are recorded when declared. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Distributions of net investment income and realized short-term capital gains, if any, are taxable as ordinary income to shareholders. Long-term capital gains, if any, are taxed at the applicable long-term capital gain rate. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

       Use of Estimates in Financial Statements

       In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

       Risks and Uncertainties

       The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

       12b-1 Plan

       The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

       Other

       Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.     Management Contract:

       The Fund has entered into a management contract with the Adviser, a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Portfolio pays the Adviser a total fee which is computed and paid monthly. It equals the total fee rate times the average daily net assets of the Portfolio for the month. The total fee rate, an annualized number, is comprised of two parts, the base fee rate and the performance fee rate. The base fee rate is based on the following annual rates: 0.90% of the first $250 million of the Portfolio's average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million. The performance fee rate equals 2.87% times the difference in cumulative total return between the Portfolio and the CRSP Cap-based Portfolio 9 Index of micro-cap companies with dividends reinvested

                              BRIDGEWAY FUND, INC.
                           MICRO-CAP LIMITED PORTFOLIO
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued


3.     Management Contract, Continued

       (hereinafter "Index") over the trailing five-year period through the end of the prior quarter. The performance fee rate varies from a minimum of -0.7% to a maximum of +0.7%. However, the performance fee rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

4.     Related Party Transactions:

       One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund, and all amounts paid for shareholder accounting are paid to the Adviser and are included in the accounting fees expense category of the financial statements.

       The Adviser has agreed to reimburse the Micro-Cap Limited Portfolio for any operating expenses above 1.9%. To achieve this expense level the Adviser has waived $61,982 of the management fees for the six months ended December 31, 2002.

5.     Custodial Agreement:

       The Fund has entered into a Custodial Agreement with U.S. Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid monthly based on the AVERAGE month end total assets of each portfolio for the plus a fee per transaction.

6.     Purchases and Sales of Investment Securities:

       Aggregate purchases and sales of investment securities, other than cash equivalents were $19,683,370 and $21,757,534 respectively for the six months ended December 31, 2002.

7.     Federal Income Taxes:

       The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal tax provision is required.

       The amount of aggregate unrealized gain (loss) and the cost of investment securities for tax purposes, including short-term securities and repurchase agreements at December 31, 2002, were as follows:

              Aggregate unrealized gain                       $7,641,704
              Aggregate unrealized loss                        2,893,549
              Net gain (loss)                                  4,748,155
              Cost of investments                             39,194,474

       As required by the AICPA Audit Guide for Investment Companies for the reporting period beginning after December 15, 2000, the following details the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts

                              BRIDGEWAY FUND, INC.
                           MICRO-CAP LIMITED PORTFOLIO
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued


7.     Federal Income Taxes, Continued:

       reflected in the Statements of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales and post October losses.

          Distributable Earnings
             Ordinary income                                            $ 0
             Long-term gains (capital losses)                   (1,363,957)
             Unrealized appreciation(depreciation)                4,748,155

       During the six months ended December 31, 2002, the Fund paid a long-term capital gain distribution of $0.72805 per share to shareholders of record. None of the dividends paid by the fund are eligible for the dividends received deduction of corporate shareholders.

       Distributions to shareholders are recorded when declared. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment of net operating losses and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in capital. Net investment losses of $313,682 were reclassified to paid-in capital for the six months ended December 31, 2002.